MONEY MARKET PORTFOLIOS

PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

MONEY MARKET PORTFOLIOS — SHARES

SUPPLEMENT DATED JANUARY 12, 2016 TO

PROSPECTUS DATED APRIL 1, 2015

The third paragraph of the section entitled “MANAGEMENT FEES” on page 22 of the Prospectus is deleted and replaced with the following:

NTI may reimburse additional expenses or waive all or a portion of the management fees of the Portfolios from time to time, including to avoid a negative yield. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time. There is no guarantee that a Portfolio will be able to avoid a negative yield.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 www.northerninstitutionalfunds.com	NIF SPT MM (1/16)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS